UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 0R 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 9, 2018

                              LONE STAR GOLD, INC.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
                            ------------------------
                 (State or Other Jurisdiction of Incorporation)


                   000-54509                              45-2578051
             ----------------------             -----------------------------
            (Commission File Number)          (IRS Employer Identification No.)

 202311 Chartwell Ctr Dr Ste 1469,Cornelius NC               28031
 ----------------------------------------------              -----
    (Address of Principal Executive Offices)              (Zip Code)

                                 (704) 790 9799
                    ---------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
                     ---------------------------------------
          (Former name or former address, if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 8.01.  Other Events.

     The Company has determined to pursue operations in the Cannabidiol ("CBD") business. CBD oil is the most popular cannabinoid for preventing and/or treating a variety of health conditions. Cannabinoids are a natural chemical constituent of cannabis and hemp.

     To that end, the Company plans to:

     o    employ seasoned executives to manage the operations of the Company;

     o    change its name and symbol to better  reflect its new  business  plan;
          and

     o    make acquisitions of CBD businesses and related CBD services.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: October 9, 2018                     LONE STAR GOLD, INC.



                                          By: /s/ William Alessi
                                              -------------------
                                              William Alessi
                                              Chief Executive Officer